                                                                    EXHIBIT 23.1

                       Consent of Independent Accountants


We hereby consent to the use in the Prospectus constituting part of this Amendment No. 1 to the Registration Statement on Form S-4 (No. 333-75415) of Avalon Cable LLC, Avalon Cable Holdings Finance, Inc., Avalon Cable of Michigan Holdings, Inc. and Avalon Cable of Michigan, Inc. of (i) our report dated March 30, 1999 relating to the consolidated financial statements of Avalon Cable of Michigan Holdings, Inc. and Subsidiaries as of December 31, 1998 and for the period from June 2, 1998 (inception) through December 31, 1998, (ii) our report dated March 30, 1999 relating to the consolidated financial statements of Avalon Cable of Michigan, Inc. and Subsidiaries as of December 31, 1998 and for the period from June 2, 1998 (inception) through December 31, 1998, (iii) our report dated March 30, 1999 relating to the consolidated financial statements of Cable Michigan, Inc. and Subsidiaries as of December 31, 1997 and November 5, 1998 and for each of the two years in the period ended December 31, 1997 and for the period from January 1, 1998 through November 5, 1998, (iv) our report dated March 30, 1999 relating to the consolidated financial statements of Avalon Cable LLC and Subsidiaries as of December 31, 1998 and for the period from October 21, 1998 (inception) through December 31, 1998, and (v) our report dated March 30, 1999 relating to the consolidated financial statements of Avalon Cable Holdings Finance, Inc. and Subsidiary as of December 31, 1998 and for the period from October 21, 1998 (inception) through December 31, 1998 which appear in such Prospectus. We also consent to the references to us under the headings "Experts" and "Selected Historical Financial and Other Data" in such Prospectus. However, it should be noted that PricewaterhouseCoopers LLP has not prepared or certified such "Selected Historical Financial and Other Data."



/s/PRICEWATERHOUSECOOPERS LLP
PRICEWATERHOUSECOOPERS LLP

New York, New York
May 26, 1999

                       Consent of Independent Accountants


We hereby consent to the use in the Prospectus constituting part of this Amendment No. 1 to the Registration Statement on Form S-4 (No. 333-75415) of Avalon Cable LLC, Avalon Cable Holdings Finance, Inc., Avalon Cable of Michigan Holdings, Inc. and Avalon Cable of Michigan, Inc. of our report dated September 11, 1998 relating to the financial statements of Amrac Clear View, a Limited Partnership as of May 28, 1998 and for the period from January 1, 1998 through May 28, 1998 which appear in such Prospectus. We also consent to the references to us under the headings "Experts" and "Selected Historical Financial and Other Data" in such Prospectus. However, it should be noted that PricewaterhouseCoopers LLP has not prepared or certified such "Selected Historical Financial and Other Data."


/s/PRICEWATERHOUSECOOPERS LLP
PRICEWATERHOUSECOOPERS LLP

Boston, Massachusetts
May 26, 1999

                       Consent of Independent Accountants


We hereby consent to the use in the Prospectus constituting part of this Amendment No. 1 to the Registration Statement on Form S-4 (No. 333-75415) of Avalon Cable LLC, Avalon Cable Holdings Finance, Inc., Avalon Cable of Michigan Holdings, Inc. and Avalon Cable of Michigan, Inc. of our report dated March 30, 1998 relating to the combined financial statements of the Combined Operations of Pegasus Cable Television of Connecticut, Inc. and the Massachusetts Operations of Pegasus Cable Television, Inc. as of December 31, 1996, 1997 and June 30, 1998 and for each of the three years in the period ended December 31, 1997 and for the period from January 1, 1998 through June 30, 1998 which appear in such Prospectus. We also consent to the references to us under the headings "Experts" and "Selected Historical Financial and Other Data" in such Prospectus. However, it should be noted that PricewaterhouseCoopers LLP has not prepared or certified such "Selected Historical Financial and Other Data."



/s/PRICEWATERHOUSECOOPERS LLP
PRICEWATERHOUSECOOPERS LLP

Philadelphia, Pennsylvania
May 26, 1999